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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 28, 1997 incorporated by reference United HealthCare Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.



                                             /s/  Arthur Andersen LLP

Minneapolis, Minnesota
  January 20, 1998